UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 31, 2005

Odimo Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51161	223607813
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14001 N.W. 4th Street, Sunrise, Florida		33325
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954-835-2233

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Previous independent accountants

On August 31, 2005, Odimo Incorporated (the "Company") was notified by Deloitte & Touche LLP ("Deloitte") that effective August 31, 2005 Deloitte had resigned as the Company’s independent registered public accounting firm.

The audit report of Deloitte on the Company's financial statements for the fiscal year ended December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. The audit report of Deloitte on the Company’s financial statements for the fiscal year ending December 31, 2003 contained an explanatory paragraph for the restatement of the financial statements.

During the two most recent fiscal years and the subsequent interim period through the date of Deloitte’s resignation, the Company had no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to their satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with their reports. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-K).

The Company has provided Deloitte with a copy of the disclosures contained in this Report on Form 8-K and has requested that Deloitte furnish the Company with a letter addressed to the SEC stating whether Deloitte agrees with the statements made by the registrant in this Report on Form 8-K and, if not, stating the respects in which it does not agree. A copy of Deloitte's letter dated September 2, 2005 is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent accountants

Effective as of September 2, 2005, the Company engaged Rachlin Cohen & Holtz LLP ("Rachlin") as its new independent registered public accounting firm. The decision to engage Rachlin was made and approved by the Audit Committee of the Board of Directors.

During the two most recent fiscal years and through September 1, 2005, the Company has not consulted with Rachlin regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Rachlin with a copy of this Form 8-K prior to filing it with the SEC. The Company requested that Rachlin furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company’s expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a). A copy of Rachlin’s letter dated September 2, 2005 is filed as Exhibit 16.2 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are included as part of this report:

16.1 Letter of Deloitte & Touche LLP dated September 2, 2005.
16.2 Letter of Rachlin Cohen & Holtz LLP dated September 2, 2005.
99.1 Press Release dated September 2, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Odimo Incorporated

September 2, 2005	By:	Alan Lipton

Name: Alan Lipton
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter of Deloitte & Touche LLP dated September 2, 2005.
16.2	Letter of Rachlin Cohen & Holtz LLP dated September 2, 2005.
99.1	Press Release dated September 2, 2005.